CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS

And CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

CSIF Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

CWVF International Equity Fund

Calvert New Vision Small Cap Fund

Prospectuses dated: January 31, 2004

Date of Supplement: December 17, 2004

Please note the following changes in the above prospectuses:

Replace Footnote 1 under "Advisory Fees" on page 60 of the Calvert Socially Responsible Funds Prospectus (Footnote 2 under "Advisory Fees" on page 32 of the Class I Prospectus) with the following:

This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month, and for purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period.